Coopers                                   Coopers & Lybrand L.L.P.
& Lybrand
                                          a professional services firm


                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement of Form S-4 of our report dated December 17, 1996 on our audits of the financial statements of URS Corporation.


                                                /s/Coopers & Lybrand L.L.P

San Francisco, California
October 7, 1997